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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                   _________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  December 31, 1998

                               Stoneridge, Inc.
             ----------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

            Ohio                      001-13337                   34-1598949
 --------------------------    ----------------------         -----------------
(State or Other Jurisdiction  (Commission File Number)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)

         9400 East Market Street, Warren, Ohio                  44484
         -------------------------------------                 -------
       (Address of Principal Executive Offices)               (Zip Code)

                                (330) 856-2443
                         -----------------------------
                        (Registrant's telephone number,
                             including area code)
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Item 2.   Acquisition or Disposition of Assets.

     On December 31, 1998, the Registrant acquired all of the issued and outstanding capital stock of Hi-Stat Manufacturing Co., Inc., a privately held Florida corporation ("Hi-Stat") pursuant to a Stock Purchase Agreement by and among the Registrant and the Shareholders of Hi-Stat (the "Sellers") dated as of December 7, 1998 ("Stock Purchase Agreement"). Hi-Stat designs and manufactures sensors, solenoids and switches for measuring speed, pressure, temperature and fluid levels primarily for the automotive market. Hi-Stat has manufacturing facilities in Ohio and Florida and has approximately 1,700 employees. The Registrant currently intends to operate Hi-Stat as a wholly owned subsidiary.

     The purchase price of $362 million was funded with cash on hand and with the proceeds from the Registrant's new $425 million senior secured credit facility (the "New Credit Facility"). National City Bank and DLJ Capital Funding, Inc. are the lead financial institutions on the New Credit Facility. The terms of the Stock Purchase Agreement and the establishment of the purchase price were arrived at as a result of arm's length negotiations between the Sellers and the management of the Registrant. Neither the Registrant nor any of its affiliates, directors or officers nor any associate of such affiliates, directors or officers had any material relationship with Hi-Stat or the Sellers.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

Financial Statements of Business Acquired

     (a) At the time of this report, it is not practicable to provide the required financial statements for Hi-Stat. The Registrant intends to amend this report on or before March 16, 1999 to provide the financial statements.

     (b)  Pro Forma Financial Information

          At the time of this report, it is not practicable to provide the required pro forma financial information related to the acquisition of Hi-Stat. The Registrant intends to amend this report on or before March 16, 1999 to provide the pro forma financial information.

     (c)  Exhibits.  The following exhibits are filed with this Report:

     Exhibit No.                              Exhibit
     -----------                             ---------

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     2.1            Stock Purchase Agreement by and among Stoneridge, Inc. and the Shareholders of Hi-Stat Manufacturing Co., Inc. dated as of December 7, 1998
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     99.1           Registrant's Press Release dated December 8, 1998
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     99.2           Registrant's Press Release dated January 4, 1999
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Stoneridge, Inc.


                              By:          /s/ Kevin P. Bagby
                                   ----------------------------------------
Date:  January 14, 1999                     Kevin P. Bagby
                                   Treasurer and Chief Financial Officer
                                   (Principal Financial and Chief
                                   Accounting Officer)
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                                 EXHIBIT INDEX
                                 -------------

     Exhibit No.                              Exhibit
     -----------                              -------

     ---------------------------------------------------------------------------
          2.1 Stock Purchase Agreement by and among Stoneridge, Inc. and the Shareholders of Hi-Stat Manufacturing Co., Inc. dated as of December 7, 1998
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         99.1       Registrant's Press Release dated December 8, 1998
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         99.2       Registrant's Press Release dated January 4, 1999
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